Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the As Sarbanes-Oxley Act of 2002

I, Kevin Palatnik, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Coherent, Inc. on Form 10-Q for the fiscal quarter ended December 29, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Coherent, Inc.

Date:	February 6, 2019

/s/: KEVIN S. PALATNIK
Kevin S. Palatnik
Executive Vice President and Chief Financial Officer